CORBUS PHARMACEUTICALS

Developing Breakthrough Therapies for Rare Inflammatory and Fibrotic Diseases



NASDAQ:CRBP www.corbuspharma.com

Forward-Looking Statements

This presentation contains certain forward-looking statements, including those relating to the Company's product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Overview

Focus on rare, chronic, serious inflammatory and fibrotic diseases

Anabasum | First-in-class oral synthetic endocannabinoid mimetic



Phase 3 SSc Study | Expected Start **Q4 2017**

Positive Phase 2 data in 3 indications

Multiple value-driving milestones expected in Q4 2017

Intellectual Property → 2034

CORBUS PHARMACEUTICALS

Anabasum Pipeline: Multiple Opportunities in Rare Autoimmune / Inflammatory / Fibrotic Diseases

	Indication	Patient Population	Phase of Development	Orphan Designation	Fast Track Status	Open-Label Extension	Nondilutive Funding	Next Catalyst
Autoimmune	Systemic Sclerosis (SSc)	90,000 (US+EU)	Launch Phase 3	✓	✓	✓		Plan to commence Phase 3 study Q4 2017
	Dermatomyositis (DM)	70,000 (US)	Positive Phase 2			✓	✓ NIH Funded[1]	Positive Topline Phase 2 data reported Q4 2017
	Systemic Lupus Erythematosus (SLE)	500,000 (US+EU)	Launch Phase 2				✓ NIH Funded[1]	Plan to commence Phase 2 study Q4 2017
Genetic / Inflammatory	Cystic Fibrosis (CF)	75,000 (worldwide)	Launch Phase 2b	✓	✓		✓ CF Foundation[2]	Plan to commence Phase 2b study by EoY 2017

1) NIH grants fund Phase 2 trials of anabasum in dermatomyositis and systemic lupus erythematosus; Corbus retains all rights to the product and owns the IND data
2) Awarded 2015; project completed

CORBUS PHARMACEUTICALS

Normal Inflammatory Process vs. Chronic Inflammation


Normal Inflammation Process
Inflammation / Fibrosis
Activation
Resolution
Time

Immune System Returns to Homeostasis


Inflammatory / Fibrotic Disease
Chronic Inflammation / Fibrosis
Inflammation / Fibrosis
Activation
Time

Immune System is Unable to Return to Homeostasis, Leading to Fibrosis

Anabasum Promotes Resolution of Inflammation and Fibrotic Responses

Resolution of Chronic Inflammation and Fibrosis


Inflammation / Fibrosis
Activation
CB2
Homeostasis
Time

MOA Applicable to Multiple Inflammatory / Fibrotic Diseases

Endocannabinoids Play a Unique Role in Inflammation and Fibrosis

MOA of CB2 agonism: triggers resolution of inflammation[1]


Resolution of Inflammation and Fibrosis
CB2
Endocannabinoid System

1: Shinohara 2012

The Endocannabinoid System Has a Dual Role

Central Nervous System

CB1


N-terminal
(extracellular side)
C-terminal
(intracellular side)



CB1 receptors are mostly found in the brain

- Pain
- Nausea
- Spasms
- Appetite

Immune System

CB2


N-terminal
(extracellular side)
C-terminal
(intracellular side)



CB2 receptors are mostly within the immune system

- Immune modulation

Attractive Candidate for Rare + Chronic Inflammatory / Fibrotic Diseases

High

- CB2 Binding Affinity
  (Pro-resolution receptors in the immune system)



+

Low

- CB1 Binding Affinity
  (Analgesic receptors in the brain)
- Blood Brain Barrier Penetration



=

Targeting Inflammation Without Immunosuppression and Limited CNS Activity



CORBUS PHARMACEUTICALS

Diffuse Cutaneous Systemic Sclerosis:

- Positive Phase 2 data
- Ongoing open-label extension
  - Significant and clinically meaningful results demonstrated at 28-weeks
- Phase 3 study planned for Q4 2017
- Potential approval in 2020

CORBUS PHARMACEUTICALS



Systemic Sclerosis

Chronic systemic autoimmune disease causing fibrosis of skin and internal organs

90,000
Patients in U.S. + EU

80%
Female patients

40-60 Years
Average age of patients

Lung Fibrosis
Common cause of death - 40%-60% mortality in 10 years

Key Takeaways

- Life-threatening, rare disease
- No SSc-specific drugs approved
- Current therapy: Immunosuppressive agents (safety risk)
- Need for proven safe and effective therapies

CORBUS PHARMACEUTICALS

Design of Phase 2 Study

Positive Results of Double-blinded, Placebo-controlled Portion of Trial Reported in November 2016



43 Adults

2:1 overall ratio of anabasum:placebo

9 clinical sites across the U.S.



Double-blind

randomized, placebo-controlled

16 week study – 12 week active dosing

Weeks 1-4: 5 mg QD or 20 mg QD or 20 mg BID or placebo

Weeks 5-12: 20 mg BID or placebo

Primary Endpoints:
- Safety and tolerability
- ACR CRISS

Secondary Endpoints:
- ACR-CRISS domains: mRSS; FVC % predicted; PtGA; MDGA; HAQ-DI
- Patient-reported outcomes

CORBUS PHARMACEUTICALS

Safety and Tolerability Summary

- **Anabasum was well tolerated**
- **No serious or severe anabasum-related TEAEs noted**
- **Most common adverse events were mild/moderate:**
  - Dizziness (22% in anabasum-treated subjects vs. 13% in placebo-treated subjects)
  - Fatigue (19% in anabasum-treated subjects vs. 7% in placebo-treated subjects)

CORBUS PHARMACEUTICALS

mRSS: Skin Thickening Improved

Primary Endpoint in Planned Phase 3 Study



mRSS Change from Baseline
Anabasum
Placebo
P = 0.085
Minimal Important Improvement
Change in mRSS, LS means ±SE
1
0
-1
-2
-3
-4
-5
-6
0
4
8
12
16
Week
Reduction = improvement

Improved Patient Reported Skin Symptoms



SSc Skin Symptom Assessment
5-D Itch Questionnaire[2]
SSc Skin Questionnaire score, change from baseline
0
-5
-10
-15
-20
-25
-30
0
4
12
Week
P[3] = 0.044
P = 0.004
5D Itch score, change from baseline
1
0.5
0
-0.5
-1
-1.5
-2
-2.5
-3
0
4
12
Week
P[3] = 0.032
Anabasum
Placebo
Reduction = improvement

- Greater improvement in skin symptoms than placebo-treated subjects
- Improvements were seen as early as 4 weeks with anabasum treatment

1: Ziemek J et al. Rheumatology 2016;55:911. [2] Elman S et al. Br J Dermatol 2010;162:587.

2: Efficacy population, least squares means ± SE, analysis of covariance model, one-sided p-value.

CORBUS PHARMACEUTICALS

Additional Efficacy Outcomes Favor Anabasum

HAQ-DI


Change from Baseline
Change in HAQ DI, LS means ±SE
0.4
0.2
0.0
-0.2
-0.4
P[1] = 0.04 P = 0.006 P = 0.006 P = 0.03
0
4
8
12
16
Week
Anabasum
Placebo

FVC% Predicted


Change from Baseline
Change in mFVC, LS means ±SE
2.5
2
1.5
1
0.5
0
-0.5
-1
-1.5
-2
0
4
8
12
16
Week
Anabasum
Placebo

MDGA


Change from Baseline
Change in MDGA, LS means ±SE
0.5
0
-0.5
-1
-1.5
P[1] = 0.02
0
4
8
12
16
Week
Anabasum
Placebo

PtGA


Change from Baseline
Change in PtGA, LS means ±SE
1.5
1
0.5
0
-0.5
-1
-1.5
P = 0.08
P = 0.10
0
4
8
12
16
Week
Anabasum
Placebo

CORBUS PHARMACEUTICALS

1: P-values are based on LS mean difference, one-sided p-values shown if P ≤ 0.10 (pre-specified)

Improvements in ACR-CRISS Scores



Median ACR CRISS Score
P1 = 0.044
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
CRISS Score, %
Anabasum (n=26)
Placebo (n=15)
3.0%
1.0%
19.0%
1.0%
27.5%
1.0%
33.0%
1.0%
4
8
12
16
Weeks

Increase = improvement

1: LOCF. 1 sided mixed model using rank transformed data; 2: 25th percentile, 75th percentile

On Target Effect: Anabasum Reduces *Inflammation* in Skin (Histology Analysis)


Change in inflammation after only 12 weeks of treatment
Placebo
15%
16%
69%
Δ mRSS = -1.2
P = 0.008
Fisher's exact test
two-sided
Anabasum
14%
38%
48%
Δ mRSS = -5.1
Worsened
Unchanged
Improved

CORBUS PHARMACEUTICALS

On Target Effect: Anabasum Reduces ***Fibrosis*** in Skin (Histology Analysis)

Change in ***fibrosis*** after only 12 weeks of treatment


Placebo
46%
15%
39%
Δ mRSS = -1.8
P = 0.049
Fisher's exact test
two-sided
Anabasum
9%
43%
48%
Δ mRSS = -4.0
Worsened
Unchanged
Improved

Ongoing Open-Label Extension - Significant Improvement in mRSS and Other Clinical Outcomes at 28-Weeks

36 Adults

20 mg

Twice Daily

Open Label Extension

28 weeks active dosing

- Achieved reduction in mRSS of 8.4 points from start of study exceeding clinically important improvement
- 75% of subjects achieved degree of improvement in mRSS correlated with improved survival
- Clinical benefit supported by improvement in multiple secondary outcomes and a continued favorable safety profile
- No severe or serious adverse events (AEs) and no clinically significant laboratory abnormalities related to the drug
- Results were presented at the 2017 American College of Rheumatology ("ACR") Annual Meeting

CORBUS PHARMACEUTICALS

Demonstrated Significant Improvement in mRSS in Open-Label Extension – Primary Outcome for Upcoming Phase 3

Achieved reduction in mRSS of 8.4 points from start of study
($p < 0.0001$, 2-side paired t-test) exceeding clinically important improvement (-4.7 points)


Double-Blinded Dosing
Off Treatment
Open-Label Dosing
Mean Change in mRSS - SE
0
-1
-2
-3
-4
-5
-6
-7
-8
-9
0.0
-1.2
-2.5
-3.8
-4.6
-3.4
-3.7
-5.3
-6.7
-7.1
-8.4
Day 1
Week 4
Week 8
Week 12
Week 4
~ Week 20
Day 1
Week 4
Week 12
Week 20
Week 28
Time in Study

Improvement in ACR CRISS in Open-Label Extension

ACR CRISS reached 71% (median) from start of study with 44% of subjects achieving a score > 70%



Double-Blinded Dosing
Off Treatment
Open-Label Dosing
Median ACR CRISS Score
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0%
3%
19%
28%
33%
2%
1%
35%
45%
59%
71%
Day 1
Week 4
Week 8
Week 12
Week 4
~Week 20
Day 1
Week 4
Week 12
Week 20
Week 28
Time in Study

CORBUS PHARMACEUTICALS

Planned Design of Upcoming Phase 3 Study

Phase 3 Study Scheduled to Commence Q4 2017

~ 350 Subjects

1:1:1 overall ratio of anabasum:placebo



Multinational



Double-blind

randomized, placebo-controlled

52 week study

Dosing

20 mg BID or

5 mg BID or placebo

Primary Endpoint:

- Change from baseline in mRSS

Secondary Endpoints:

- Change from baseline in HAQ-DI
- ACR CRISS
- Change from baseline in FVC % predicted

CORBUS PHARMACEUTICALS

Cystic Fibrosis:

- Positive Phase 2 data
- Support from the Cystic Fibrosis Foundation
- Expect to commence Phase 2b study in Q4 2017

CORBUS PHARMACEUTICALS



Cystic Fibrosis

CF is a life-threatening, genetic disease that primarily affects the lungs and digestive system. CF is characterized by chronic lung inflammation that leads to lung damage and fibrosis.

30,000
Patients in the U.S.

75,000
Patients worldwide

40 Years
Average life expectancy of CF patients

Key Takeaways

- Life-threatening, rare disease
- Inflammation and fibrosis play key role in CF morbidity and mortality
- Need for safe and effective drugs that target chronic inflammation and fibrosis is unmet and recognized
- Pharmacoeconomics are proven and favorable

CORBUS PHARMACEUTICALS

PEx

PULMONARY EXACERBATIONS



Cost $95,000 per episode

Annual rate ~17,000

Multiple PEx per year

Frequency, severity increase with age and FEV1 impairment*

Dangerous manifestation of lung disease

Shortness of breath, cough, sputum production and reduced FEV1

Increased inflammation precedes PEx

Irreversable lung function loss, including FEV1

*(Rubin-Cahil et al 2015)

CORBUS PHARMACEUTICALS

Design of Completed Phase 2 Study

Positive Data Announced March 2017

85 Adults



5:2 overall ratio of anabasum:placebo

21 clinical sites across the U.S. and Europe



Double-blind

randomized, placebo-controlled

16 week study – 12 week active dosing

Weeks 1-4: 1 mg QD or 5 mg QD or placebo

Weeks 5-12: 20 mg QD or 20 mg BID or placebo

Primary Objectives:

- Evaluate safety and tolerability
  - Pulmonary exacerbations are an event of special interest

Secondary Objectives:

- FEV1 % predicted, lung clearance index and CFQ-R
- Blood and sputum biomarkers
- Microbiome in sputum
- Metabolipidomic profile
- Pharmacokinetics

Safety and Tolerability Summary

- **Anabasum was well tolerated**
- **No serious or severe anabasum-related TEAEs noted**
- **Most common anabasum-related mild adverse event:**
  - Dry mouth (mild, 13% vs 0% in placebo)
- **FEV-1 remained stable throughout the study across all cohorts**

Anabasum Increases Time to First New Pulmonary Exacerbations Treated with Oral or IV Antibiotics

Kaplan-Meier Survival Time Without a PEx


+ Censored
Anabasum
Placebo
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
Anabasum 61 60 61 57 53 53 51 50 45 40 37 37
Placebo 24 21 21 21 16 15 15 15 14 14 13 13
0
20
40
60
80
Days PEx Free
Treatment
Anabasum
Placebo

Time to First PEx: Negative Log of Survival Time without PEx


Placebo
Anabasum
-log(Survival Probability)
0.6
0.4
0.2
0.0
0
20
40
60
80
Days PEx Free
Treatment
Anabasum
Placebo

P = 0.047, Cox proportional hazard model, 2-sided, Hazard ratio = 0.452

CORBUS PHARMACEUTICALS

Consistent Reduction in Key Inflammatory Biomarkers (Sputum)


Reduction with anabasum 20 mg BID compared to placebo (Log_{10})
-0.70
Neutrophils, cells/ml
p = 0.053
-1.49
Eosinophils, cells/ml
p = 0.089
-1.34
Lymphocytes, cells/ml
-0.61
Macrophages, cells/ml
p = 0.061
-0.23
Neutrophil elastase, cells/ml
p = 0.033
-0.19
IL-8, pg/ml
p = 0.037
-0.19
IgG, mg/dl
-2.5
-2
-1.5
-1
-0.5
0
Least squares mean difference from placebo (SE), Log_{10}

CORBUS PHARMACEUTICALS

Dermatomyositis:

- Positive Phase 2 data
- Late-breaking data presented at ACR
- Ongoing open-label extension

CORBUS
PHARMACEUTICALS



Dermatomyositis

Chronic systemic autoimmune disease characterized by inflammation of skin and muscles

70,000

Patients in the U.S. + EU

Skin & Muscle

Involvement can cause significant morbidity and mortality from interstitial lung disease

No FDA

Approved therapies for overall disease activity

Key Takeaways

- Treated with immunosuppressive therapies, but with significant toxicities
- Single center study underway at University of Pennsylvania
- Collaborating with NIH

Dermatomyositis Phase 2 Clinical Study

Positive Data Announced November 2017

22 Adults



1:1 overall ratio of anabasum:placebo

1 Site - University of Pennsylvania Perelman School of Medicine



Double-blind

randomized, placebo-controlled

16 week study – 12 week active dosing

Weeks 1-4: 20 mg QD *or* placebo

Weeks 5-12: 20 mg BID *or* placebo

Primary Endpoints:

- Safety/tolerability
- Change in skin activity using CDASI

Secondary Endpoints:

- Quality of life and disease activity outcomes
- Biomarkers of inflammation and disease activity in blood and skin
- Metabolipidomic profile

Safety and Tolerability Summary

- Anabasum was well tolerated and demonstrated a favorable safety profile
- No evidence of immunosuppression
- No serious or severe side effects related to anabasum
- No subjects dropped out of the study

CORBUS PHARMACEUTICALS

Cutaneous Dermatomyositis Disease Area and Severity Index (CDASI)

CDASI was developed to measure multiple inflammatory elements in the skin[1]

Disease Severity

0 CDASI SCALE 48

4-5 Point Decrease
in score is considered clinical improvement

Measurement Location



SCALP
PERIORBITAL
MALAR AREA
REST OF THE FACE
POSTERIOR NECK
V-AREA NECK (FRONTAL)
UPPER BACK & SHOULDERS
ARM
ABDOMEN
REST OF BACK & BUTTOCKS
DORSUM OF HANDS (NOT OVER JOINTS)
LATERAL UPPER THIGH
MECHANIC'S HAND
*GOTTRON'S (NOT ON HANDS)
REST OF LEGS & FEET

CORBUS PHARMACEUTICALS

1: Anyanwu et al. 2015

CDASI Score – Anabasum Demonstrated Clinically Meaningful Improvement

Anabasum improved CDASI by 9.3 vs. 3.7 for placebo; p = 0.04, 2-sided MMRM



Improvement
Mean Change from Day 1 (SE)
2
0
-2
-4
-6
-8
-10
-12
-14
Clinically meaningful improvement
P = 0.03
P = 0.02
P = 0.21
P = 0.02
Anabasum
Placebo
0
2
4
6
8
10
12
14
16
Weeks Completed
20 mg QD
20 mg BID
Post
P-value = 2-sided, MMRM, anabasum vs. placebo, change from end of Week 4

Additional Efficacy Outcomes Favor Anabasum

Patient Skin Global



Improvement
Mean Change fromDay 1 (SE)
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
-2.5
Placebo
Anabasum
P = 0.06
P = 0.04
P = 0.04
0
4
8
12
16
Weeks Completed
20 mg QD
20 mg BID
Post
P-value = 1-sided, MMRM, anabasum vs. placebo, change from end of Week 4

Skindex-29 Symptoms



Improvement
Mean Change from Day 1 (SE)
4
0
-4
-8
-12
-16
-20
-24
Placebo
Anabasum
P = 0.09
P = 0.03
P = 0.10
P = 0.09
0
4
8
12
16
Weeks Completed
20 mg QD
20 mg BID
Post
P-value = 1-sided, MMRM, anabasum vs. placebo, change from Day 1

PROMIS-29 Pain Interference



Improvement
Mean Change from Day 1 (SE)
4
2
0
-2
-4
-6
-8
Placebo
Anabasum
P = 0.05
P = 0.07
P = 0.02
0
4
8
12
16
Weeks Completed
20 mg QD
20 mg BID
Post
P-value = 1-sided, MMRM, anabasum vs. placebo, change from Week 4

PROMIS-29 Physical Function



Improvement
LSMean Difference from Day 1 (SE)
10
9
8
7
6
5
4
3
2
1
0
-1
Anabasum
P = 0.005
P = 0.02
P = 0.09
P = 0.13
0
4
8
12
16
Weeks Completed
20 mg QD
20 mg BID
Post
P-value = 1-sided, MMRM, anabasum vs. placebo, change from Day 1

CDASI Damage Index



Improvement
LS Means Difference from Week 4 (SE)
0
-0.5
-1
-1.5
-2
-2.5
-3
-3.5
P = 0.23
P = 0.09
Anabasum 20 mg BID
P = 0.04
P = 0.001
4
6
8
12
16
Weeks Completed
20 mg BID
Post
P-value = 1-sided, MMRM, anabasum vs. placebo, change from Week 4

Strong Evidence of Clinical Benefit Merits Further Development in Dermatomyositis

- **First potential treatment for skin-predominant dermatomyositis to show clinical benefit in a double-blind, randomized, placebo-controlled trial**
- **Will meet with regulatory authorities to review data and determine next steps in clinical development plan**

Management Team



Yuval Cohen, PhD
Chief Executive Officer, Director

Co-founder and former President of Celsus Therapeutics (CLTX). Expertise in developing anti-inflammatory drugs including for CF



Mark Tepper, PhD
President & Chief Scientific Officer

Former VP U.S. Research & Operations, EMD Serono;
Sr. Investigator, Bristol-Myers Squibb



Sean Moran, CPA, MBA
Chief Financial Officer

Former CFO: InVivo (NVIV), Celsion (CLSN), Transport Pharma, Echo Therapeutics (ECTE) & Anika Therapeutics (ANIK)



Barbara White, MD
Chief Medical Officer

Board-certified Rheumatologist and clinical immunologist. Previously SVP and Head, R&D Stiefel, a GSK company, VP and Head of Immunology Therapeutic Area for UCB, VP and Senior Director of Clinical Development for MedImmune, and Director of Medical Affairs, Inflammation Therapeutic Area for Amgen

CORBUS PHARMACEUTICALS

Board of Directors



Amb. Alan Holmer Ret.- Chairman of the Board
- Former CEO of PhRMA (1996-2005)
- Over two decades of public service in Washington, D.C. including Special Envoy to China (2007-2009)
- Former board member of Inspire Pharma
- Chairman of the Board of the Metropolitan Washington, D.C. Chapter of the Cystic Fibrosis Foundation



Avery W. (Chip) Catlin
- CFO Celldex Therapeutics (CLDX) since 2000
- Over 20 years experience in industry: Repligen (CFO) and Endogen (CFO)



David Hochman
- Managing Partner of Orchestra Medical Ventures
- Over 19 years of venture capital and investment banking experience
- Former Managing Director of Spencer Trask Ventures, Inc.



Renu Gupta, MD
- Over 25 years of R&D, regulatory and senior management experience in the biopharma industry
- Former EVP, and CMO of Insmed, a specialty CF company
- Former VP and Head of U.S. Clinical Research and Development, Novartis
- Senior Advisor to CEOs and Boards of biopharma



Paris Panayiotopoulos
- Former President and Chief Executive Officer and a member of the Board of Directors of ARIAD Pharmaceuticals, Inc., which was acquired by Takeda Pharmaceuticals for $5.2 billion
- Former President of EMD Serono, Inc., President of the Serono Research and Development Institute and President of Merck Serono, Tokyo, Japan
- Has led multiple partnerships, including those with Pfizer Inc., Bristol-Myers Squibb Company, Eli Lilly and Company, Sumitomo Dainippon Pharma Co., Ltd., Mitsubishi Tanabe Pharma Corporation, Otsuka Pharmaceutical Co. Ltd. and Incyte Corporation

CORBUS PHARMACEUTICALS

Scientific Advisory and Principal Investigators

Scientific Advisors

Michael Knowles, MD	The University of North Carolina at Chapel Hill
Charles Serhan, PhD	Harvard Medical School

Principal Investigators

Robert Spiera, MD US PI – SSc	Hospital for Special Surgery
Christopher Denton, PhD, FRCP EU PI – SSc	Royal Free London NHS Foundation Trust
James Chmiel, MD US PI – CF	Case Western Reserve University, Est. 1826, think beyond the possible
Stuart Elborn, MD, FRCP EU PI – CF	Royal Brompton & Harefield NHS Foundation Trust
Victoria Werth, MD US PI – DM	Penn, University of Pennsylvania
Meggan Mackay, MD US PI – SLE	Hofstra Northwell School of Medicine at Hofstra University

Expected Milestones in Q4 2017

Q4 2017

SSc
Launch Phase 3 study
- ✓ Interim data from open-label study
- ✓ Phase 2 Data to be presented at ACR-17

CF
Expected launch of Phase 2b study
- ✓ Phase 2 data to be presented at NACFC-17

DM
- ✓ Reported positive topline Phase 2 data

SLE
Start Phase 2 study

CORBUS PHARMACEUTICALS

Financial Profile: CRBP (NASDAQ)

$376MM
Market cap*

54.9MM
Common shares outstanding
(63.9MM fully diluted)**

$115MM
Raised to-date
+
$20MM
non-dilutive funding from N.I.H. and CF Foundation

740K
50 day average daily volume*

$64MM
Cash balance**

* Based on November 7, 2017 closing price of $6.85 per share
** As of November 7, 2017

CORBUS PHARMACEUTICALS

Summary

Focused on rare diseases
with no current approved therapies

First-in-class drug targeting
inflammation + fibrosis

Positive Phase 2 data in 3 indications

Solid execution with multiple
milestones expected in Q4 2017

CONTACT US

Corbus Pharmaceuticals Holdings, Inc.

617.963.0100

info@corbuspharma.com

www.corbuspharma.com

100 River Ridge Drive

Norwood, MA 02062



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